UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PepsiCo, Inc.

(Names of Registrant as Specified in its Charter)

(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT ANNUAL MEETING INFORMATION
Vote by Internet
Go to www.envisionreports.com/PEP
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
Shareholder Meeting Notice
Important Notice Regarding the Availability of Proxy Materials for the PepsiCo. Inc. Shareholder Meeting to be Held on May 6, 2015
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
www.envisionreports.com/PEP
Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/PEP to view the materials. Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Eastern Daylight Time, on May 5, 2015.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 17, 2015 to facilitate timely delivery.
+
01ZYFD

Shareholder Meeting Notice
The 2015 Annual Meeting of Shareholders of PepsiCo, Inc. (the “Company”) will be held at the
North Carolina History Center at Tryon Palace, 529 South Front Street, New Bern, North Carolina 28562, on Wednesday, May 6, 2015, at 9:00 a.m. Eastern Daylight Time.
Proposals to be considered at the Annual Meeting:
Company Proposals
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN ITEM NO. 1 AND “FOR” ITEMS NO. 2 AND 3.
1. Election of Shona L. Brown, George W. Buckley, Ian M. Cook, Dina Dublon, Rona A. Fairhead, Richard W. Fisher, Alberto Ibargüen, William R. Johnson, Indra K. Nooyi, David C. Page, Robert C. Pohlad, Lloyd G. Trotter, Daniel Vasella and Alberto Weisser as Directors;
2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2015; and
3. Advisory approval of the Company’s executive compensation.
Shareholder Proposals
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “AGAINST” ITEMS NO. 4, 5 AND 6.
4. Establish board committee on sustainability;
5. Policy regarding limit on accelerated vesting of equity awards; and
6. Report on minimizing impacts of neonics.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.
The Board of Directors has fixed the close of business on February 27, 2015 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found below. If you wish to attend the Annual Meeting and vote in person, please bring this notice and valid government-issued photo identification, such as a driver’s license, state identification card or passport.
Directions to the PepsiCo, Inc. 2015 Annual Meeting at the North Carolina History Center
FROM COASTAL CAROLINA REGIONAL AIRPORT (EWN): Head east on Terminal Drive. Turn left on Airport Road. Take the second left onto US 70 West. Take exit #417A toward New Bern. Merge onto US 70 Bus. Turn left onto South Front Street. The North Carolina History Center will be immediately on your left.
FROM THE NORTHWEST (Raleigh, Goldsboro):
Take Highway 70 East to New Bern. Take the Trent Road/Pembroke exit and turn left at the light. Turn right at the third light (Broad Street), and then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.
FROM THE NORTH (Greenville):
Take Highway 17 South from Washington, NC. Cross the Neuse River Bridge, take the ramp straight to US 70 and cross the Freedom Memorial Bridge. Take the Trent Road/Pembroke exit and turn right at the light. Turn right at the third light (Broad Street) then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.
FROM THE SOUTH (Wilmington, Jacksonville):
Take Highway 17 North into New Bern. Stay on the same road (also called ML King Blvd.) and pass Twin Rivers Mall. Go under Route 70 overpass (Hwy 17 becomes Business 17) -stay in middle lane. Road will veer right at Palace Motel and name will change to Neuse Blvd. Shortly after fire station, name will change again to Broad Street. Continue on Broad Street to Hancock Street. Turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.
FROM THE SOUTHWEST (Fayetteville):
Take I-95 North to Highway 70 East to New Bern. Take the Trent Road/Pembroke exit and turn left at the light. Turn right at the third light (Broad Street), and then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.
Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/PEP. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials PepsiCo, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 17, 2015.
01ZYFD